EXHIBIT 99.1


FOR IMMEDIATE RELEASE

For additional information contact:

Teresa M. Gyulafia                                       Jeanne Prayther
Director of Marketing Communications                     Chief Financial Officer
+ 1-561-981-2119                                         + 1-561-981-2004
tgyulafia@daleen.com                                     jprayther@daleen.com
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                Daleen Holds 2003 Annual Meeting of Stockholders


BOCA RATON, Fla. - June 10, 2003 - Daleen Technologies, Inc. (OTCBB: DALN), a global provider of licensed and outsourced billing, customer care, event management, and revenue assurance solutions for traditional and next generation service providers, announced that three directors were approved by the company's stockholders at Daleen's annual meeting of stockholders held today. Stockholders re-elected Dennis Sisco, John McCarthy, and Ofer Nemirovsky to serve a three-year term expiring at the 2006 annual meeting. Following the official business session, Gordon Quick, Daleen's president and CEO, provided an update of the company's progress since Daleen acquired Abiliti Solutions, Inc. on December 20, 2002. Mr. Quick also reported on new customer activity, including a recently signed contract with Empresa de Telecomunicaciones de Bogota (ETB), one of Colombia's leading telecommunications providers.

 About Daleen

Daleen Technologies, Inc. is a global provider of high performance billing, customer care, event management and revenue assurance software, with a comprehensive outsourcing solution for traditional and next generation service providers. Daleen's RevChain(R) billing and customer management solutions utilize advanced Internet technologies to enable providers to reach peak operational efficiency while driving maximum revenue from products and services. With its recent acquisition of the assets of Abiliti Solutions, Inc., Daleen expanded its presence among large network wholesalers and resellers in the U.S., adding new product and delivery capabilities, including the Simpliciti.net(TM) event management software and BillingCentral(R) ASP outsourcing solutions. Daleen was listed in 2002 as No. 63 on the Technology Top 500, a national ranking by Deloitte and Touche of the fastest growing technology companies in North America.* More information about Daleen can be found on the company's website at www.daleen.com.


Information with Respect to Forward-Looking Statements. Statements in this release may be considered "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These include statements regarding the intent, belief or current expectations of the Company and the assumptions on which these statements are based. Prospective investors are cautioned that any such forward- looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include business concentration; the Company's ability to continue as a going concern; the ability of the Company to successfully integrate the Abiliti assets, operations and management; the Company's ability to successfully implement its aggregation strategy; our inability to achieve profitability; customers' and potential customers' market position and lack of financial resources; the costs and success of the Company's international expansion; the ability of the Company to develop and protect its intellectual property; the Company's relationship with third party software vendors and service providers; competition; the Company's ability to retain senior management and other key personnel; low price and volatility of the Company's common stock and the impact of the delisting from The Nasdaq SmallCap Market; on-going securities class action against the Company; and the rights and preferences of the series F convertible preferred stock. These factors and others are described in the Company's most recent SEC filings including its 2003 Annual Meeting Proxy

Statement and the most recently filed Form 10-K and in the Company's Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements in this news release.

                                      ###
(C)Daleen Technologies, Inc. All rights reserved. Daleen, the Daleen logo, RevChain, Simpliciti.net and BillingCentral are trademarks, or service marks, of Daleen Technologies, Inc. in the United States and other countries. All other trademarks and registered trademarks are property of their respective owners.